Exhibit 99.1

Navitas Semiconductor Announces Record
Fourth Quarter and Full Year 2023 Financial Results

•Posts Q4 revenue of $26 million, up 111% year over year and 19% sequentially
•Delivers $79.5 million full year revenue, up 109% from prior year
•Significant new wins in AI data centers, home appliances, solar inverters and internet satellite drive growth outlook for 2024

TORRANCE, Calif., Feb. 29, 2024 -- Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the fourth quarter and full year ended December 31, 2023.

“I am pleased to announce a record fourth quarter that caps off a year of more than doubling revenue for Navitas as we demonstrated strength across multiple markets,” said Gene Sheridan, CEO and co-founder. “While we are not immune to first half 2024 market headwinds, we see revenue growth accelerating in the second half based on our strong customer pipeline including major new wins in AI data centers, home appliances, solar inverters and a major satellite internet roll-out - all of which positions Navitas for strong growth in 2024 and beyond.”

4Q23 Financial Highlights

•Revenue: Total revenue grew to $26.1 million in the fourth quarter of 2023, a 111% increase from $12.3 million in the fourth quarter of 2022 and a 19% increase from $22.0 million in the third quarter of 2023.
•Gross Margin: GAAP gross margin for the fourth quarter of 2023 was 42.2%, compared to 40.6% in the fourth quarter of 2022 and 32.3% for the third quarter of 2023. Non-GAAP gross margin for the fourth quarter of 2023 was 42.2% compared to 40.6% for the fourth quarter of 2022 and 42.1% for the third quarter of 2023.
•Loss from Operations: GAAP loss from operations for the quarter was $26.8 million, compared to a loss of $31.2 million for the fourth quarter of 2022 and a loss of $28.6 million for the third quarter of 2023. On a non-GAAP basis, loss from operations for the quarter was $9.7 million compared to a loss of $12.4million for the fourth quarter of 2022 and a loss of $8.7 million for the third quarter of 2023.
•Cash: Cash and cash equivalents were $152.8 million as of December 31, 2023.

FY 2023 Financial Highlights

•Revenue: Total revenue grew to $79.5 million in 2023, a 109% increase from$37.9 million in 2022.
•Gross Margin: GAAP gross margin for 2023 was 39.1%, compared to 31.5% in2022. Non-GAAP gross margin for 2023 was 41.8% compared to 40.8% for 2022.
•Loss from Operations: GAAP loss from operations for the year was $118.1million, compared to a loss of $123.6 million for 2022. On a non-GAAP basis,loss from operations for the year was $40.3 million compared to a loss of $41.2million for 2022.

Market, Customer and Technology Highlights:

•Electric Vehicle: Introduction of new GaNSafe technology plus new Gen-3Fast silicon carbide is fueling demand for EV on-board and roadside chargers. SiC-based on-board chargers are in or moving to production this year with customers including top EV brands such as Zeekr, Volvo and Smart. Announced joint design center with Shinry – one of the top EV on-board charger suppliers for Hyundai, BYD, Honda, Geely and others.
•Solar/Energy Storage: Displacement of silicon with GaNSafe and Gen 3 FastSiC technologies continued with significant developments in 3 of the top 5 US solar OEMs, and the majority of the world’s top 10 solar manufacturers. SiC is shipping into this market today and GaN adoption is expected to ramp in late2024.
•Home Appliance / Industrial: Major new tier 1 home appliance win will drive additional revenues in late ’24 - Navitas now engaged with 7 of the world’s top 10 home appliance OEMs. Customer designs are in process at 2 of the top 3 global leaders in industrial pumps and a top 3 global leader in heat pumps.
•Datacenter: New GaNSafe and Gen 3 Fast SiC and Navitas’ dedicated design center is now achieving an unprecedented 4.5 kW, more than double the power density of legacy silicon solutions, to deliver accelerating power demands of AI data centers. Over 20 customer designs are expected to ramp production in 2024.
•Mobile: Navitas now powers 5 newly released OPPO models and 8 newly released Xiaomi models with chargers ranging from 67 W to 120 W. Additional Samsung models now include powering the new Galaxy S24.
•Other New Markets: GaN ICs have been designed into the ground-based terminal for a major internet satellite implementation to ramp in 2H24.
Business Outlook
First quarter 2024 net revenues are expected to be $23 million plus or minus $500 thousand. Gross margin for the first quarter is expected to be 41% plus or minus 50 basis points and operating expenses, excluding stock-based compensation and amortization of intangible assets, are expected to be approximately $21.5million in the first quarter of 2024. Weighted-average basic share count is expected to be approximately 180 million shares for the first quarter of 2024.

Navitas Q4 and FY 2023 Financial Results Conference Call and Webcast Information:
When: Thursday, February 29th, 2024
Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 6680139
Live Webcast: https://edge.media-server.com/mmc/p/n4aaj82b
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures
This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP research and development expense, (iv) non-GAAP selling, general and administrative expense, (v) non-GAAP loss from operations, (vi) non-GAAP operating margin, and (vi) non-GAAP loss and loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business,including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.

These and other risk factors are discussed under Part 1, Item 1A “Risk Factors” section in the Company’s annual reports on Form 10-K, and other SEC reports. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-
looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However,while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’assessments as of any date subsequent to the date of this press release.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile and consumer. Over 250 Navitas patents are issued or pending. Navitas was the world’s first semiconductor company to be Carbon Neutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Contact Information

Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
NET REVENUES	$26,058	$12,349	$79,456	$37,943
COST OF REVENUES (exclusive of amortization of intangibles included below)	15,069	7,341	48,392	25,996
GROSS PROFIT	10,989	5,008	31,064	11,947
OPERATING EXPENSES:
Research and development	18,087	15,945	68,825	50,318
Selling, general and administrative	14,923	15,763	61,551	78,353
Amortization of intangible assets	4,774	4,499	18,820	6,913
Total operating expenses	37,784	36,207	149,196	135,584
LOSS FROM OPERATIONS	(26,795)	(31,199)	(118,132)	(123,637)
OTHER INCOME (EXPENSE), net:
Interest income, net	1,964	721	5,368	1,387
Gain from change in fair value of warrants	—	—	—	51,763
Gain (loss) from change in fair value of earnout liabilities	(8,285)	9,547	(33,788)	121,709
Other income (expense)	33	67	84	(1,147)
Total other income (expense), net	(6,288)	10,335	(28,336)	173,712
INCOME (LOSS) BEFORE INCOME TAXES	(33,083)	(20,864)	(146,468)	50,075
INCOME TAX (BENEFIT) PROVISION	(505)	(12,950)	(517)	(22,812)
NET INCOME (LOSS)	(32,578)	(7,914)	(145,951)	72,887
LESS: Net income (loss) attributable to noncontrolling interest	—	(789)	(518)	(1,026)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(32,578)	$(7,125)	$(145,433)	$73,913
NET INCOME (LOSS) PER SHARE:
Basic	$(0.18)	$(0.05)	$(0.86)	$0.55
Diluted	$(0.18)	$(0.05)	$(0.86)	$0.51
SHARES USED IN PER-SHARE CALCULATION:
Basic	178,780	152,416	168,927	133,668
Diluted	178,780	152,416	168,927	145,743

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$10,989	$5,008	$31,064	$11,947
GAAP gross profit margin	42.2%	40.6%	39.1%	31.5%
Inventory write-off related to discontinued products	—	—	2,024	—
Other operational charges	—	—	122	172
Reserves for write-down of inventory	—	—	—	2,833
Inventory write-off related to purchase accounting step-up	—	—	—	539
Non-GAAP gross profit	$10,989	$5,008	$33,210	$15,491
Non-GAAP gross profit margin	42.2%	40.6%	41.8%	40.8%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$18,087	$15,945	$68,825	$50,318
Stock-based compensation expenses	(6,669)	(4,096)	(26,806)	(19,853)
Non-GAAP Research and development	11,418	11,849	42,019	30,465
GAAP Selling, general and administrative	14,923	15,763	61,551	78,353
Stock-based compensation expenses	(5,549)	(7,056)	(27,222)	(43,435)
Termination of distributor	—	—	(483)	—
Payroll taxes on vesting of employee stock-based compensation	35	(438)	(663)	(592)
Acquisition-related expenses	(2)	(2,640)	(1,487)	(8,082)
Other	(105)	(22)	(210)	(22)
Non-GAAP Selling, general and administrative	9,302	5,607	31,486	26,222
Total Non-GAAP operating expenses	$20,720	$17,456	$73,505	$56,687
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(26,795)	$(31,199)	$(118,132)	$(123,637)
GAAP operating margin	(102.8)%	(252.6)%	(148.7)%	(325.8)%
Add: Stock-based compensation expenses included in:
Research and development	6,669	4,096	26,806	19,853
Selling, general and administrative	5,549	7,056	27,222	43,435
Total	12,218	11,152	54,028	63,288
Amortization of acquisition-related intangible assets	4,774	4,499	18,820	6,913
Inventory write-off related to discontinued products	—	—	2,024	—
Termination of distributor	—	—	483	—
Payroll taxes on vesting of employee stock-based compensation	(35)	438	663	592
Other operational charges	—	—	122	172
Acquisition-related expenses	2	2,640	1,487	8,082
Reserves for write-down of inventory	—	—	—	2,833
Inventory write-off related to purchase accounting step-up	—	—	—	539
Other	105	22	210	22
Non-GAAP loss from operations	$(9,731)	$(12,448)	$(40,295)	$(41,196)
Non-GAAP operating margin	(37.3)%	(100.8)%	(50.7)%	(108.6)%
NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$(32,578)	$(7,125)	$(145,433)	$73,913
Adjustments to GAAP net income (loss)
Loss (Gain) from change in fair value of earnout liabilities	8,285	(9,547)	33,788	(121,709)
Total stock-based compensation	12,218	11,152	54,028	63,288
Amortization of acquisition-related intangible assets	4,774	4,499	18,820	6,913
Inventory write-off related to discontinued products	—	—	2,024	—
Termination of distributor	—	—	483	—
Payroll taxes on vesting of employee stock-based compensation	(35)	438	663	592
Other operational charges	—	—	122	172
Acquisition-related expenses	2	2,640	1,487	8,082
Reserves for write-down of inventory	—	—	—	2,833
Inventory write-off related to purchase accounting step-up	—	—	—	539
Gain from change in fair value of warrants	—	—	—	(51,763)
Release of tax valuation allowance	—	(10,754)	—	(20,669)
Other expense	72	(45)	126	1,169
Non-GAAP net loss	$(7,262)	$(8,742)	$(33,892)	$(36,640)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	178,780	152,416	168,927	133,668
Non-GAAP net loss per share (basic and diluted)	$(0.04)	$(0.06)	$(0.20)	$(0.27)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	December 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$152,839	$110,337
Accounts receivable, net	25,858	9,127
Inventories	23,166	19,061
Prepaid expenses and other current assets	6,619	3,623
Total current assets	208,482	142,148
PROPERTY AND EQUIPMENT, net	9,154	6,532
OPERATING LEASE RIGHT OF USE ASSETS	8,268	6,381
INTANGIBLE ASSETS, net	91,099	105,620
GOODWILL	163,215	161,527
OTHER ASSETS	5,328	3,054
Total assets	$485,546	$425,262
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$26,637	$14,653
Accrued compensation expenses	10,902	3,907
Current portion of operating lease liabilities	1,892	1,305
Deferred revenue	10,953	486
Total current liabilities	50,384	20,351
LONG-TERM LIABILITIES:
OPERATING LEASE LIABILITIES NONCURRENT	6,653	5,263
EARNOUT LIABILITY	46,852	13,064
DEFERRED TAX LIABILITIES	1,040	1,824
Total liabilities	104,929	40,502
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	380,617	381,132
Noncontrolling interest	—	3,628
Total equity	380,617	384,760
Total liabilities stockholders’ equity	$485,546	$425,262